1 Allscripts Investor Presentation May 2012 Exhibit 99.1

Forward-Looking Statement
This presentation contains forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties. We develop forward-looking statements by combining currently available information with our beliefs and assumptions.
These statements relate to future events, including our future performance, and management’s expectations, beliefs, intentions, plans or projections relating to the future and some of these statements can be identified by the use of forward-looking terminology such as
“believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “seeks,” “future,” “continue,” “contemplate,” “would,” “will,”
“may,” “should,” and the negative or other variations of those terms or comparable terminology or by discussion of strategy, plans, opportunities or intentions. As a result, actual results, performance or achievements may vary materially from those anticipated by the forward-looking statements.  Among the factors that could cause actual results, performance or achievements to differ materially from those indicated by such forward-looking statements are:  the possibility that the expected synergies, efficiencies and cost savings of the merger with Eclipsys Corporation (“Eclipsys”) will not be realized, or will not be realized within the expected time period; potential difficulties or delays in achieving platform and product integration and the connection and movement of data among hospitals, physicians, patients and others; the risk that the Allscripts and Eclipsys businesses will not be integrated successfully; competition within the industries in which we operate, including the risk that existing clients will switch to products of competitors; failure to achieve certification under the Health Information Technology for Economic and Clinical Health Act could result in increased development costs, a breach of some customer obligations and could put us at a competitive disadvantage in the marketplace; the volume and timing of systems sales and installations, the impact of the reorganization of our sales and services organization; the length of sales cycles and the installation process and the possibility that our products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; our ability to establish and maintain strategic relationships; undetected errors or similar problems in our software products or other product quality issues; the outcome of any legal proceeding that has been or may be instituted against us; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry, including possible regulation of our software by the U.S. Food and Drug Administration; the possibility of product-
related liabilities; our ability to attract and retain qualified personnel; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009; maintaining our intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers and our ability to obtain, use or successfully integrate third-
party licensed technology; and breach of our security by third parties.  See our Report on Form 10-K for the year ended December 31,
2011 and our subsequent filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our business. The statements herein speak only as of their date and we undertake no duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations.
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

A Connected Community
of Health
™
OUR VISION
Allscripts is a leading provider
of Electronic Health Record, practice
management and other clinical,
revenue cycle, connectivity and
information solutions for physicians,
hospitals & post-acute organizations

A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

OUR CLIENTS
•
180,000 Physicians
•
50,000 Physician Practices
•
1,500 Hospitals
•
10,000 Post-acute Facilities
•
27,000 Clinicians In Patients
Homes Every Day
OUR COMPANY
•
~$1.444BB 2011 Revenue
•
6,700 Employees
•
~$190MM 2012 R&D
1
Run Rate
•
Leader in Innovation
•
1 Complete Set of Solutions
Allscripts: Who We Are

1
Total research and development costs before software capitalization.
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Investment Highlights
MARKET LEADER
•
Diverse, industry-leading client base
COMPLETE PRODUCT
PORTFOLIO
•
Flexible, modern and complete solutions
•
Maximizes opportunities to expand market and wallet share
DYNAMIC GROWTH
MARKET
•
$30BB Federal stimulus program drives healthcare IT adoption
•
Low penetration of clinical solutions
•
Shift to value-based care drives strong long-term secular demand trends
OPERATING LEVERAGE
•
Proven and scalable platform for sales growth
•
Legacy of product innovation
•
Industry-leading brand awareness
HIGH QUALITY
FINANCIAL MODEL
•
Strong visibility with $2.9BB revenue backlog as of 3/31/12
•
~69% recurring revenue in Q1 2012
•
Strong free cash flow
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Agenda 6 MARKET DIFFERENTIATION GROWTH A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc.

7 MARKET DIFFERENTIATION GROWTH A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc.

A National
Problem
A Market
that is Ready
A Significant
Opportunity
•
Quality Issues
•
Medical Errors /
Safety Concerns
•
Rising Cost
•
Significant Waste
•
$43BB
1
Opportunity
•
$30BB in Stimulus
Funding
•
~35% Penetration
in Physician
Practices
•
Rise in Employed
Physicians
•
Hospitals Driving
Adoption
•
We are at the
beginning of what
we expect will be
the single fastest
transformation of
any industry in US
history

Market: The Time is NOW
1. McKinsey & Company
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Market: Unsustainable Trend Requiring Change

VOLUME
•Fragmented providers
and payments
•No uniform quality
•Fees for volume
•Demand increasing
VALUE
•Collaboration,
connectivity
•Clinical, financial data,
analysis
•Optimize outcomes
•Accountable care
Source: HFMA “Value in Healthcare: Current State & Future Directions June 2011”
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Market: MDRX Addresses the Entire Market Opportunity

Acute/Ambulatory EHR Opportunity 2010-2014 = ~$43BB
Source: McKinsey & Company
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$16BB
$10BB
$17BB
• Ambulatory
Stand-Alone
Opportunity
• Acute
Stand-Alone
Opportunity
STAND-ALONE
MARKET
INTEGRATED
MARKET
• Integrated/Complete
Solution Across
Hospitals and
Physician Practices
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Market: Significant Ambulatory Potential
PRACTICE SIZE
TOTAL # OF PRACTICES
EHR PENETRATION (July ‘11)
1-3 Physicians ~186,000 ~30%
4-9 Physicians ~28,000 ~50%
10-25 Physicians ~6,900 ~70%
26+ Physicians ~1,750 ~85%
Total 226,650 ~35%
Source: SK&A Information Services
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Market: Acute Care Growth Drivers

Source: HIMSS Analytics EMR Adoption Model, July 2011
LEGACY
REPLACEMENT
CYCLE
UNDER-
UTILIZATION
• Obsolete mainframe systems
• Integrate acute/ambulatory
systems
• Care coordination
• Only ~20%* of hospitals at
HIMSS Stage 4 adoption or higher
• Only 1%* at HIMSS Stage 7
HOSPITALS/HEALTH SYSTEMS
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

diverse client base & offering →

Excellent market coverage

13 MARKET DIFFERENTIATION GROWTH A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Differentiation: Leading Footprint Across the Market

(48% Rev)
1 of 3
MDs
1 of 3
Hospitals
(43% Rev)
10,000
Post-acute
Care Providers
(9% Rev)
Source: Percentages determined based on GAAP revenues included in Allscripts’ Annual Report on Form 10-K for the year ended December 31, 2011.
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Acute
Clinical Solutions
Revenue Cycle Management
Access Management
Care Management
Performance Management
Helios Platform
Medication Management
Outsourcing and Consulting
Ambulatory
Electronic Health Record
Practice Management
Revenue Cycle Management
E-Prescribing
one.patient
Community
Referral Network
Community Exchange
Community Record
Post-acute
Referral Management
Homecare

Allscripts

Differentiation: Open and Connected Portfolio 15 A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Differentiation: The Challenge to Deliver Meaningful Care

Stage 1: Application
Stage 2: Connection
Stage 3: Information
Stage 4: Insights
Stage 5: Outcomes
TIME
LEVEL OF
IMPACT
(Quality, Cost)
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

PAYER
HOMECARE
PHARMACY
LAB
SPECIALIST
PRIMARY CARE PHYSICIAN
HEALTH SYSTEM

Allscripts

Differentiation: The New Architecture of Healthcare

Old World
(Monolithic/Closed
Mainframe)
New World
(Modern/Open Platform)
Connect Inside
Connect Inside and Outside
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

•
Key stakeholders across
the community (Allscripts
Referral Network,
Allscripts Community)
•
All points of care and
all applications within
their organization

Differentiation: Allscripts Approach
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

“Clinical outcomes is the name of the game
in ACOs. This is an area where we believe
Allscripts holds a market lead, and needs
to continue to focus on delivering more
integrated outcomes modules for its
client base.”
THE ADVISORY BOARD COMPANY (APRIL 2011, “A PERSPECTIVE ON THE COMPANY”)
Differentiation: Clinical Outcomes Experience and Focus

A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Differentiation: Deliver Solutions in a Value-Based Care
Environment

Performance
Management
Solutions
Care Management
Solutions
Community
Solutions
Analytics Care Coordination Connectivity
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

PATIENTS
Lists
Recently viewed (1)
Watch List
My Current Patients
Recently viewed
a. My Rounding List
b. My Consulting Patients
c. Weekend Coverage
SMC-SUH-Pulmonary
b. My Consulting Patients
Douglas, Therese
Rowland, Naomi
Smith, Sally Ann
Van Peebles, Jennifer

Allscripts

Differentiation: Innovative Solutions 21 Mobile Platforms Accelerate Adoption A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc.

multiple opportunities →
Long term value

Allscripts™

22 MARKET DIFFERENTIATION GROWTH A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc.

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
5-Year CAGR ~40%
$282MM
$364MM
$661MM
$929MM
$1.444BB
$1.500BB2
2007
2008
2009
2010
2011
2012E

Allscripts

Growth: Long-Term Focus

1. Annual revenue for Allscripts illustrated above is based on a GAAP presentation and is calenderized based on quarterly results. Please note Allscripts changed its fiscal year-end to May between the period of September, 2008 and May, 2010. GAAP revenue also includes the impact of acquisitions and divestitures.
2. Mid-range of 2012 revenue guidance provided by Allscripts on April 26, 2012. This document does not subsequently update or reaffirm prior financial guidance.
ALLSCRIPTS REVENUE
1
2007 - 2012E
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Ambulatory
58%/
Acute
42%
•
Non-GAAP
Revenue
CY 2010:
$1,300MM
Growth: Historical Performance

Note: Please see the Non-GAAP reconciliation and related footnotes in the appendix to this presentation. tp://investor.allscripts.com
CY2010
CY2011
Non-GAAP Operating Income
($millions)
Ambulatory
48%/
Acute
52%
•
Non-GAAP
Revenue
CY 2011
1
:
$1,465MM
$298
$300
$250
$200
$150
$100
$50
0
$250
1. Percentages determined based on GAAP revenues included in Allscripts’ Annual Report on Form 10-K for the year ended December 31, 2011.
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Growth: Distribution Outpaces the Competition

~170
Field sales
reps
Hospital Community
Partners
Payers
~75
Internal sales reps
All Providers
~125
Value-added Resellers
(>1,000 representatives)
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Growth: Cost Synergy Opportunities

Projected Cost Synergies Over Three Years
•
Duplicative management
structure
•
Duplicative public company
costs
•
Duplicative back-end office
and system integration
•
Marketing
CY2011 CY2012
CY2013 &
Beyond
~$25MM
~$35MM
~$40MM
Key Cost
Synergy Drivers
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Growth: Significant Client Sales Opportunity

INCREMENTAL REVENUES
~$430MM   +   ~$820MM   =   ~$1,250MM
Sell Acute
Solutions to
Ambulatory
Care Base
Sell
Ambulatory
Solutions to
Acute Care
Base
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Business Update
•
Q1 Results
•
Bookings $194.6MM
•
Three new Sunrise Clinical Manager sales
•
Non-GAAP revenue growth 6%
•
Non-GAAP operating profit margin 11.2%
•
Non-GAAP EPS $0.12
•
Cash Flow From Operations $74.6MM
•
Factors Impacting Results
•
Lower Q1 sales
•
Unfavorable revenue mix
•
Investments in R&D & lower capitalized software:
o
Gross R&D +29% year/year
o
Software Capitalization 27% in Q1 2012 vs. 40% in Q1 2011
Note: Please see the Non-GAAP reconciliation and related footnotes in the appendix to this presentation. tp://investor.allscripts.com
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Product Delivery
•
$190MM 2012 gross R&D spend
•
New product releases
•
Innovation
Client Experience
•
Added 400 support FTEs
•
$30MM invested in solutions hosting
•
Improve key metrics tied to client
experience
Sales Execution
•
Sales/service integration
•
Single corporate leadership
•
Single client team
•
Increase pipeline size, velocity
Financial Performance
•
Further enhance operational efficiency
•
Expanded share repurchase plan to
$400MM
•
Completed majority of hiring for 2012
Four Point Plan

A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Non-GAAP Financial Outlook
CY 2011 ACTUAL CY 2012
1
NON-GAAP
REVENUE
$1,465 $1,480-$1,520
NON-GAAP
OPERATING MARGIN
20% 16-17%
NON-GAAP
NET INCOME
$176 $143-$154
NON-GAAP
DILUTED EPS
$0.92 $0.74-$0.80
($ in millions; except per share amounts)
Note:  Guidance provided by the company in a press release on April 26, 2012. This presentation does not subsequently update or reaffirm Allscripts financial guidance.  Please see the Non-GAAP reconciliation and related  footnotes in the appendix to this presentation. tp://investor.allscripts.com
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Utilize Strong Cash Flow to Enhance Value

CAPITALIZATION
ACTUAL
3/31/2012
$ in millions
Cash and Marketable Securities $177
Revolver ($250mm)
0
Term Loan 343
Total Debt $343
Equity 1,490
Total Capitalization $1,833
Credit Statistics
LTM EBITDA
(1)
$311
Total Debt / LTM EBITDA
(1)
1.1x
Debt / Capitalization 18.7%
•
Reduced debt by $227MM since merger
closed (8/10)
•
Minimum required principal payments
over next 12 months totals $48MM
•
Current borrowing cost <3%
•
$200MM, 3-year share repurchase
program instituted in the second quarter
of 2011
•
Expanded program to $400MM on
4/30/2012
•
$348MM remains for repurchase as of
4/30/2012
Note: Please see the Non-GAAP reconciliation and related  footnotes in the appendix to this presentation.  tp://investor.allscripts.com
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.
1. EBITDA is calculated as net income plus income tax expense, interest expense, stock-based compensation expense, depreciation & amortization, deferred revenue adjustments, certain one-time and transaction-related expenses, and non-recurring losses on the sale of investments minus non-recurring gains on the sale of assets, consistent with the calculation as defined in the Company’s Senior Credit Facilities agreement.

shift to value →
Strong position
diverse client base & offering →
Excellent market coverage
multiple opportunities →
Long-term value

Allscripts

32 In Summary…. MARKET DIFFERENTIATION GROWTH A Connected Community of Health | Copyright © 2012 Allscripts Healthcare Solutions, Inc.

33 Allscripts Investor Presentation MAY 2012

Appendix: Non-GAAP Reconciliations

Slide and Financial Measure
GAAP-Non-GAAP
Reconciliation
Slide 24: 2010 Non-GAAP Revenue, Operating Income Slide 35, 36
Slide 24: 2011 Non-GAAP Revenue, Operating Income Slide 38
Slide 29: Q1 2012 Non-GAAP Revenue, Operating
Income Margin and Diluted Earnings Per Share
Slide 37
Slide 31: 2011 Non-GAAP Revenue, Operating
Income, and Diluted Earnings Per Share
Slide 38
Slide 32: Trailing Twelve Months EBITDA Slide 39
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Appendix: Non-GAAP Reconciliation
•
GAAP – non-GAAP revenue and net income reconciliation for the twelve months ended
December 31, 2010
Three Months
Ended
Twelve Months
Ended
12/31/2010 12/31/2010
Allscripts Eclipsys Q1 2010 Allscripts Eclipsys Q2 2010 Allscripts Eclipsys
Additional
Int Exp(a) Q3 2010 Q4 2010 CY 2010
Total revenue, as reported $184.4 $128.4 $312.8 $191.4 $134.4 $325.8 $191.2 $51.2 $0.0 $242.4 $316.2 $1,197.2
     Deferred revenue adjustment 0.5 0.0 0.5 0.6 0.0 0.6 0.5 6.7 0.0 7.2         20.9 29.2
     Eclipsys results pre-merger period (7/1/10-8/23/10) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 79.5 0.0 79.5       0.0 79.5
Total non-GAAP revenue $184.9 $128.4 $313.3 $192.0 $134.4 $326.4 $191.7 $137.4 $0.0 $329.1 $337.1 $1,305.9
Net income, as reported $18.6 $5.4 $24.0 $13.1 $1.6 $14.7 $5.4 ($4.0) $0.0 $1.4 ($6.2) $33.9
     Deferred revenue adjustment 0.3 0.0 0.3 0.3 0.0 0.3 0.3 4.0 0.0 4.3 12.7 17.6
     Acquisition-related amortization 3.4 1.9 5.3 3.5 1.8 5.3 3.4 3.0 0.0 6.4 10.6 27.6
     Stock-based compensation expense 2.4 3.4 5.8 1.8 2.9 4.7 4.0 0.0 0.0 4.0 2.3 16.8
     Transaction-related expense 0.1 0.0 0.1 7.7 2.0 9.7 16.0 5.5 (1.9) 19.6 10.9 40.3
     ARS Sales 0.0 0.0 0.0 0.0 0.9 0.9 0.0 0.0 0.0 0.0 0.0 0.9
     Tax rate alignment 0.7 0.0 0.7 (0.2) 0.0 (0.2) (1.6) (0.2) 0.0 (1.8) 8.4 7.1
     Eclipsys results pre-merger period (7/1/10-8/23/10) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 2.9 0.0 2.9 0.0 2.9
Non-GAAP net income $25.5 $10.7 $36.2 $26.2 $9.2 $35.4 $27.5 $11.2 ($1.9) $36.8 $38.7 $147.1
(a) Transaction-related expenses are fees and expenses, including legal, investment banking and accounting fees and other integration-related expenses, incurred in connection with announced transactions.
3/31/10 6/30/10 9/30/2010
Allscripts Healthcare Solutions, Inc.
Non-GAAP Financial Information - 2010  Financial Information
(In millions, except per-share amounts)
(unaudited)
Three Months Ended Three Months Ended Three Months Ended
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Appendix: Non-GAAP Reconciliation
•
GAAP – non-GAAP operating income reconciliation by quarter and twelve months ended December 31, 2010
Three Months
Ended
Twelve Months
Ended
12/31/2010 12/31/2010
Allscripts Eclipsys Q1 2010 Allscripts Eclipsys Q2 2010 Allscripts Eclipsys
Additional
Int Exp(a) Q3 2010 Q4 2010 CY 2010
Operating income, as reported $32.0 $10.7 $42.7 $20.5 $5.4 $25.9 $6.0 ($7.2) $0.0 ($1.2) $9.5 $76.9
     Deferred revenue adjustment 0.5 0.0 0.5 0.6 0.0 0.6 0.5 6.7 0.0 7.2         20.9 29.2
     Acquisition-related amortization 5.6 3.1 8.7 5.6 3.1 8.7 5.6 4.9 0.0 10.5       17.4 45.3
     Stock-based compensation expense 3.9 3.7 7.6 2.9 3.7 6.6 6.6 0.0 0.0 6.6         3.7 24.5
     Transaction-related expense (a) 0.2 0.0 0.2 12.5 3.5 16.0 26.1 9.1 0.0 35.2       17.8 69.2
     Eclipsys results pre-merger period (7/1/10-8/23/10) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 4.7 0.0 4.7         0.0 4.7
Total non-GAAP operating income $42.2 $17.5 $59.7 $42.1 $15.7 $57.8 $44.8 $18.2 $0.0 $63.0 $69.3 $249.8
Allscripts Healthcare Solutions, Inc.
Non-GAAP Financial Information - 2010  Financial Information
(In millions, except per-share amounts)
(unaudited)
Three Months Ended Three Months Ended Three Months Ended
(a) Transaction-related expenses are fees and expenses, including legal, investment banking and accounting fees and other integration-related expenses, incurred in connection with announced transactions.
3/31/10 6/30/10 9/30/2010
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Three Months Ended 3/31/12	Three Months Ended 3/31/11
Total revenue, as reported	$364.7	$335.3
Deferred revenue adjustment	0.8	10.8
Total non-GAAP revenue	$365.5	$346.1
Gross profit, as reported	$155.7	$159.8
Deferred revenue adjustment	0.8	10.8
Total non-GAAP gross profit	$156.5	$170.6
Operating income, as reported	$13.0	$24.5
Deferred revenue adjustment	0.8	10.8
Acquisition-related amortization	16.4	16.7
Stock-based compensation expense	7.7	7.0
Transaction-related expenses (a)	3.0	13.1
Total non-GAAP operating income	$40.9	$72.1
Net income, as reported	$5.8	$12.6
Deferred revenue adjustment	0.5	6.6
Acquisition-related amortization	10.4	10.2
Stock-based compensation expense	4.9	4.3
Transaction-related expenses (a)	1.9	9.2
Tax rate alignment	0.0	(2.3)
Non-GAAP net income	$23.5	$40.6
Earnings per share - diluted, as reported	$0.03	$0.07
Non-GAAP earnings per share - diluted	$0.12	$0.21

Allscripts

Appendix: Non-GAAP Reconciliation
•
GAAP – non-GAAP Revenue, operating income margin and net income reconciliation for the three months ended
March 31, 2012
Allscripts Healthcare Solutions, Inc.
Condensed Non-GAAP Financial Information
(In millions, except per-share amounts)
(Unaudited)
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Appendix: Non-GAAP Reconciliation
•
GAAP – non-GAAP revenue, operating income, net income and diluted earnings per share reconciliation for the twelve months ended December 31, 2011
Allscripts Healthcare Solutions, Inc.
Non-GAAP Financial Information - 2011 Non-GAAP Financial Information
(In millions, except per-share amounts)
(unaudited)
Three Months
Ended
Three Months
Ended
Three Months
Ended
Three Months
Ended
3/31/11 6/30/11 9/30/11 12/31/2011
CY 2011
Total revenue, as reported $335.3 $356.8 $363.7 $388.2 $1,444.1
Deferred revenue adjustment 10.8 6.7 2.6 1.0 21.1
Total non-GAAP revenue $346.1 $363.5 $366.3 $389.2 $1,465.2
Operating income, as reported $24.5 $32.1 $34.4 $45.6 $136.5
Deferred revenue adjustment 10.8 6.7 2.6 1.0 21.1
Acquisition-related amortization 16.7 16.6 16.6 16.5 66.4
Stock-based compensation expense 7.0 8.9 9.9 11.6 37.4
Transaction-related expenses 13.1 10.2 8.8 4.0 36.1
Total non-GAAP operating income $72.1 $74.5 $72.3 $78.6 $297.5
Net income, as reported $12.6 $15.9 $19.1 $26.0 $73.6
Deferred revenue adjustment 6.6 4.1 1.7 0.6 13.0
Acquisition-related amortization 10.2 10.1 11.0 10.5 41.7
Stock-based compensation expense 4.3 5.4 6.5 7.4 23.6
Transaction-related expenses 9.2 6.2 5.8 2.5 23.7
Tax rate alignment (2.3) 0.8 1.1 0.7 0.3
Non-GAAP net income $40.6 $42.5 $45.2 $47.6 $175.9
Tax Rate 39% 39% 34% 36% 37%
192.6 193.2 191.5 192.3 191.0
$0.06 $0.08 $0.10 $0.14 $0.39
$0.21 $0.22 $0.24 $0.25 $0.92
Non-GAAP earnings per share  -  diluted
Weighted shares outstanding - diluted
Earnings per share - diluted
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Appendix: Non-GAAP Reconciliation
•
GAAP – non-GAAP EBITDA reconciliation for the year ended March 31, 2012
EBITDA Calculation ($ in thousands)
For the 12 months ended
3/31/12
Net income, as reported $66.8
Income tax expense 43.2
Stock-based compensation expense 39.7
Depreciation and Amortization 131.5
Interest expense 16.7
Transaction-related expenses 1.9
Deferred revenue adjustment 11.1
Gain on Sale of Assets (0.3)
Earnings before interest, taxes, depreciation and amortization $310.6
Allscripts Healthcare Solutions, Inc.
Condensed Non-GAAP Financial Information
(In millions, except per-share amounts)
(Unaudited)
A Connected Community of Health
| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Footnotes Regarding Financial Guidance
Financial guidance was last provided by the company in a press release on April 26, 2012.  This presentation does not subsequently update or reaffirm Allscripts financial guidance.
Allscripts non-GAAP guidance for calendar year 2012 assumes the following adjustments to GAAP revenue, operating and net income:
an acquisition-related deferred revenue adjustment of approximately $2.1 million; approximately $63.0 million of acquisition-related amortization; approximately $44.0 million in stock-based compensation expense; and approximately $4.0 million in transaction-related expenses, all on a pre-tax basis.
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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

Explanation of Non-GAAP Financial Measures
Allscripts reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, Allscripts presents in this release non-GAAP revenue, gross profit, operating income and net income, including non-GAAP net income on a per share basis, which are non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. Non-GAAP revenue consists of GAAP revenue as reported and adds back the acquisition-related deferred revenue adjustment booked for GAAP purposes.
Non-GAAP gross profit consists of GAAP gross profit as reported and adds back the acquisition-related deferred revenue adjustment booked for
GAAP purposes. Non-GAAP operating income consists of GAAP operating income as reported and adds back the acquisition-related deferred revenue adjustment booked for GAAP purposes and excludes acquisition-related amortization, stock-based compensation expense, transaction-
related and non-recurring expenses. Non-GAAP net income consists of GAAP net income as reported, excludes acquisition-related amortization, stock-based compensation expense and transaction-related and non-recurring expenses, and adds back the acquisition-related deferred revenue, in each case net of any related tax effects.  Non-GAAP net income also includes a tax rate alignment adjustment.
Management also believes that non-GAAP revenue, gross profit, operating income and net income and non-GAAP net income on a per share basis provide useful supplemental information to management and investors regarding the underlying performance of the Company's business operations and facilitates comparisons of the separate 2010 pre-merger results of legacy Allscripts and legacy Eclipsys to that of the Company's 2010 post-
merger results. Acquisition accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments that we have provided and discussed herein. Management also uses this information internally for forecasting and budgeting as it believes that these measures are indicative of the Company's core operating results. In addition, the Company uses non-GAAP revenue, operating income and/or net income to measure achievement under the Company's stock and cash incentive compensation plans. Note, however, that non-GAAP revenue, gross profit, operating income and net income and non-GAAP net income on a per share basis are performance measures only, and they do not provide any measure of the Company's cash flow or liquidity. Non-
GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts results of operations as determined in accordance with GAAP.  Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with GAAP financial measures contained within the attached condensed consolidated financial statements.
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| Copyright © 2012 Allscripts Healthcare Solutions, Inc.

42 Allscripts Investor Presentation MAY 2012